UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 24, 2006
Online Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-26123	52-1623052

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4795 Meadow Wood Lane, Suite 300, Chantilly, Virginia	20151

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	703-653-3100
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On August 24, 2006, the Company is holding a meeting with analysts. At the meeting the Company is providing expanded guidance as to its projected financial performance for the third quarter ended September 30, 2006 and for the fiscal year ended December 31, 2006. The expanded guidance is represented by and contained in written materials which the Company is distributing to the analysts and which are included with this Form 8-K as an exhibit.
Item 9.01 Financial Statements and Exhibits.

(d) Ex. 99.1	Written materials presented to analysts on August 24, 2006 as to expanded guidance.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Online Resources Corporation

August 24, 2006	By:	Catherine A. Graham

Name: Catherine A. Graham
Title: Executive Vice President, Chief Financial Officer
and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Expanded Guidance Table